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Liberty All-Star® Growth Fund

1st Quarter Report | March 31, 2025

Liberty All-Star® Growth Fund

Period Ended March 31, 2025 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.28
Market Price	$4.89
Discount	-7.4%

1st Quarter 2025
Distribution*	$0.12
Market Price Trading Range	$4.76 to $6.03
Discount Range	-6.3% to -9.0%

Performance
Shares Valued at NAV with Dividends Reinvested	-11.51%
Shares Valued at Market Price with Dividends Reinvested	-11.52%
Dow Jones Industrial Average	-0.87%
Lipper Multi-Cap Growth Mutual Fund Average	-8.61%
NASDAQ Composite Index	-10.26%
Russell Growth Average	-9.48%
S&P 500® Index	-4.27%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2025.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal. Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the President’s letter reflect the views of the President as of April 2025 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2025

The first quarter of 2025 was a tale of two markets.

Initially, stocks were propelled higher by the same factors behind the steady march of new record highs in 2024: low unemployment and real wage growth, a confident and free spending consumer, good corporate earnings, and a seemingly unstoppable tech sector buoyed by the promise of artificial intelligence. Moreover, investors anticipated that the new administration in Washington would usher in a more business friendly environment. From the market’s opening on January 2 until February 19 the S&P 500® Index gained 4.64 percent, yet another record high.

February 20 marked a turning point for the equity markets as the threat of tariffs introduced uncertainty into the markets. Concerns about the durability of the factors underpinning the 2024 market (consumer spending, inflation and earnings growth) surfaced. The damage to consumer and business confidence sparked further concern for the economy’s future. From the high in mid-February to the quarter’s close the S&P 500 fell 8.51 percent.

The net result: For the quarter, the S&P 500 returned -4.27 percent. The NASDAQ Composite Index posted a double-digit decline of 10.26 percent. The Dow Jones Industrial Average (DJIA) fared the best of the three, nearly breaking even with a return of -0.87 percent. On April 2 President Trump launched a new tariff policy and its size and scope caught investors off guard, triggering a multi-day selloff in global equity markets. The NASDAQ Composite fell into bear market territory (a decline of 20 percent from an index’s previous high) and the S&P 500 teetered on the brink; the DJIA slipped into a correction (a decline of 10 percent from an index’s previous high). Markets remained volatile through the opening weeks of the second quarter as the tariffs’ long-term impact on the global economy and geopolitical relationships remained unsettled.

While the first quarter’s returns were negative, the period showed promise for diversified equity investors. For one, market breadth widened out beyond the extreme concentration experienced in 2023 and 2024. One example: the S&P 500® Equal Weight Index outperformed the S&P 500 (capitalization-weighted) by 3.66 percentage points for the quarter (-0.61 percent versus -4.27 percent respectively). Another sign of market broadening: Among the 11 S&P sectors, consumer discretionary, information technology and communication services—which were the top performing sectors the last two calendar years—were the poorest performers for the quarter. Meanwhile, the energy, health care and consumer staples sectors that lagged the last two years were the best performing sectors in Q1.

One ongoing challenge for the Fund remained: Small-cap growth stocks lagging behind their large-cap counterparts. One example was the large-cap Russell 1000® Growth Index return of -9.97 percent for the quarter. Although negative, it was better on a relative basis than a key small-cap measure, the Russell 2000® Growth Index, which returned -11.12 percent. The Russell Midcap® Growth Index return of -7.12 percent was the best of the three for the quarter, but its better relative performance came after a year-plus of lagging returns to the Russell 1000® Growth Index. Another factor impacting small-cap and mid-cap stocks was a climate in which any hint of doubt in corporate guidance or the slightest earnings miss was punished severely by investors.

First Quarter Report (Unaudited) | March 31, 2025	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund

In an environment that saw growth stocks across the capitalization range decline, Liberty All-Star® Growth Fund lagged with a first quarter return of -11.51 percent with shares valued at net asset value (NAV) with dividends reinvested and -11.52 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned -8.61 percent. Fund returns narrowly trailed the NASDAQ Composite’s -10.26 percent return but were farther behind the S&P 500’s -4.27 percent return.

As noted in the market commentary, large-, mid- and small-cap growth stock returns were all negative for the first quarter. The Fund’s underperformance relative to the Russell Growth Average for the quarter can be primarily attributed to security selection in the information technology and health care sectors, while an overweight to financials and underweight to information technology were positive contributors.

During the first quarter the discount at which Fund shares traded relative to their underlying NAV ranged from -6.3 percent to -9.0 percent, ending the period at -7.4 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.52 per share for a total of more than $470 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

The first quarter was difficult for growth stock investors and the Fund felt the same pressures, intensified by the even greater impact on smaller-cap growth stocks. Going into the second quarter, uncertainty clearly dominates investors’ thinking. We continue to carefully monitor the equity markets and the Fund’s three managers but believe that holding fast to the Fund’s fundamental objectives and strategies is essential in such a volatile and rapidly changing environment. We thank you for your ongoing support of the Fund and will continue to keep shareholders’ best interests first and foremost.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

2	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Growth Fund	Rights Offerings and Distribution Policy

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	51	8.21
2022	0.50
2023	0.43
2024	0.47
2025
1st Quarter	0.12
Total	$17.52

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2025 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2025	3

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2025.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/25
Purchases
Axon Enterprise, Inc.	4,190	4,190
CyberArk Software, Ltd.	7,500	7,500
Datadog, Inc.	18,500	18,500
Garmin Ltd.	11,900	11,900
Guidewire Software, Inc.	14,500	14,500
Houlihan Lokey, Inc.	15,000	15,000
Stride, Inc.	20,500	20,500
Texas Roadhouse, Inc.	14,350	14,350
Trade Desk, Inc.	21,000	21,000

Sales
Church & Dwight Co., Inc.	(25,000)	0
FactSet Research Systems, Inc.	(6,250)	0
Glaukos Corp.	(19,196)	6,773
PTC, Inc.	(15,000)	0
Qualys, Inc.	(18,000)	0
Semtech Corp.	(75,614)	27,033
Take-Two Interactive Software, Inc.	(16,000)	0
Valvoline, Inc.	(67,000)	0
Watts Water Technologies, Inc.	(15,000)	0

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2025 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	3.30%
Amazon.com, Inc.	2.95
Apple, Inc.	2.83
Microsoft Corp.	2.66
Ollie's Bargain Outlet Holdings, Inc.	2.35
Alphabet, Inc.	2.30
Meta Platforms, Inc.	2.21
Casella Waste Systems, Inc.	2.02
FirstService Corp.	1.99
SPS Commerce, Inc.	1.77
Visa, Inc.	1.73
Hamilton Lane, Inc.	1.62
Natera, Inc.	1.61
StepStone Group, Inc.	1.51
Brown & Brown, Inc.	1.38
Upstart Holdings, Inc.	1.32
TransDigm Group, Inc.	1.28
Penumbra, Inc.	1.28
Dexcom, Inc.	1.22
Ascendis Pharma A/S	1.12
38.45%

Economic Sectors*	Percent of Net Assets
Information Technology	26.69%
Industrials	18.02
Health Care	15.69
Financials	13.22
Consumer Discretionary	10.24
Communication Services	5.96
Consumer Staples	3.78
Real Estate	1.99
Materials	0.91
Energy	0.23
Other Net Assets	3.27
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2025	5

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES
ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2025 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Westfield	Fund
Number of Holdings	1,116	288	394	49	38	32	116*
Percent of Holdings in Top 10	8%	20%	58%	47%	34%	63%	25%
Weighted Average Market Capitalization (billions)	$4.2	$40.3	$1,430.5	$5.2	$18.2	$1,309.8	$473.0
Average Five-Year Earnings Per Share Growth	19%	19%	26%	13%	22%	29%	23%
Average Five-Year Sales Per Share Growth	13%	17%	15%	14%	14%	16%	15%
Price/Sales Ratio	1.9x	3.3x	5.8x	2.6x	2.9x	6.0x	3.4x
Price/Book Value Ratio	3.8x	9.8x	9.1x	4.1x	5.5x	10.1x	5.8x

*	Certain holdings are held by more than one manager.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.73%)
COMMUNICATION SERVICES (5.96%)
Entertainment (1.10%)
Netflix, Inc.(a)	3,817	$3,559,467

Interactive Media & Services (4.51%)
Alphabet, Inc., Class A	48,430	7,489,215
Meta Platforms, Inc., Class A	12,448	7,174,529
		14,663,744
Media (0.35%)
Trade Desk, Inc., Class A(a)	21,000	1,149,120

CONSUMER DISCRETIONARY (10.24%)
Automobiles (0.44%)
Tesla, Inc.(a)	5,580	1,446,113

Broadline Retail (5.30%)
Amazon.com, Inc.(a)	50,459	9,600,329
Ollie's Bargain Outlet Holdings, Inc.(a)	65,635	7,637,289
		17,237,618
Diversified Consumer Services (0.80%)
Stride, Inc.(a)	20,500	2,593,250

Hotels, Restaurants & Leisure (2.26%)
Planet Fitness, Inc., Class A(a)	31,227	3,016,840
Texas Roadhouse, Inc.	14,350	2,391,141
Wingstop, Inc.	8,552	1,929,160
		7,337,141
Household Durables (0.80%)
Garmin Ltd.	11,900	2,583,847

Textiles, Apparel & Luxury Goods (0.64%)
Deckers Outdoor Corp.(a)	18,500	2,068,485

CONSUMER STAPLES (3.78%)
Consumer Staples Distribution & Retail (3.78%)
Casey's General Stores, Inc.	8,100	3,515,724
Costco Wholesale Corp.	2,590	2,449,570
Sprouts Farmers Market, Inc.(a)	20,000	3,052,800
US Foods Holding Corp.(a)	50,000	3,273,000
		12,291,094

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	7

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
ENERGY (0.23%)
Energy Equipment & Services (0.23%)
Core Laboratories, Inc.	50,084	$750,759

FINANCIALS (13.22%)
Banks (0.44%)
Bank of America Corp.	34,430	1,436,764

Capital Markets (6.19%)
Hamilton Lane, Inc., Class A	35,441	5,269,013
Houlihan Lokey, Inc.	15,000	2,422,500
MarketAxess Holdings, Inc.	10,500	2,271,675
Raymond James Financial, Inc.	25,000	3,472,750
S&P Global, Inc.	3,471	1,763,615
StepStone Group, Inc., Class A	94,138	4,916,828
		20,116,381
Consumer Finance (1.32%)
Upstart Holdings, Inc.(a)	93,022	4,281,803

Financial Services (2.33%)
Apollo Global Management, Inc.	11,470	1,570,702
Flywire Corp.(a)	39,530	375,535
Visa, Inc., Class A	16,020	5,614,369
		7,560,606
Insurance (2.94%)
Brown & Brown, Inc.	36,000	4,478,400
Palomar Holdings, Inc.(a)	15,734	2,156,817
Progressive Corp.	10,340	2,926,323
		9,561,540
HEALTH CARE (15.69%)
Biotechnology (5.60%)
ACADIA Pharmaceuticals, Inc.(a)	209,825	3,485,193
Ascendis Pharma A/S(a)(b)	23,430	3,651,800
Halozyme Therapeutics, Inc.(a)	50,000	3,190,500
Legend Biotech Corp.(a)(b)	33,110	1,123,423
Natera, Inc.(a)	37,066	5,241,503
Ultragenyx Pharmaceutical, Inc.(a)	41,143	1,489,788
		18,182,207
Health Care Equipment & Supplies (6.80%)
Artivion, Inc.(a)	8,778	215,763
Cooper Cos., Inc.(a)	28,000	2,361,800
Dexcom, Inc.(a)	58,140	3,970,381

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Glaukos Corp.(a)	6,773	$666,599
Inmode, Ltd.(a)	40,258	714,177
Inspire Medical Systems, Inc.(a)	3,615	575,797
iRhythm Technologies, Inc.(a)	17,482	1,830,016
Neogen Corp.(a)	286,462	2,483,626
Penumbra, Inc.(a)	15,500	4,144,855
ResMed, Inc.	14,000	3,133,900
Tandem Diabetes Care, Inc.(a)	105,172	2,015,095
		22,112,009
Health Care Providers & Services (1.97%)
NeoGenomics, Inc.(a)	122,095	1,158,682
Progyny, Inc.(a)	97,519	2,178,574
RadNet, Inc.(a)	7,430	369,420
UnitedHealth Group, Inc.	3,482	1,823,697
US Physical Therapy, Inc.	12,148	879,029
		6,409,402
Life Sciences Tools & Services (0.52%)
West Pharmaceutical Services, Inc.	7,500	1,679,100

Pharmaceuticals (0.80%)
Eli Lilly & Co.	3,140	2,593,357

INDUSTRIALS (18.02%)
Aerospace & Defense (5.16%)
AAR Corp.(a)	43,266	2,422,463
Axon Enterprise, Inc.(a)	4,190	2,203,731
Cadre Holdings, Inc.	63,851	1,890,628
Curtiss-Wright Corp.	10,000	3,172,700
Kratos Defense & Security Solutions, Inc.(a)	59,894	1,778,253
Loar Holdings, Inc.(a)	16,037	1,133,014
TransDigm Group, Inc.	3,010	4,163,703
		16,764,492
Commercial Services & Supplies (4.43%)
Casella Waste Systems, Inc., Class A(a)	58,777	6,554,223
Copart, Inc.(a)	60,000	3,395,400
Montrose Environmental Group, Inc.(a)	80,246	1,144,308
VSE Corp.	27,658	3,318,684
		14,412,615
Construction & Engineering (1.16%)
EMCOR Group, Inc.	7,500	2,772,225

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	9

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Construction & Engineering (continued)
Sterling Infrastructure, Inc.(a)	8,877	$1,004,965
		3,777,190
Electrical Equipment (1.48%)
GE Vernova, Inc.	3,790	1,157,011
nVent Electric PLC	37,500	1,965,750
Vertiv Holdings Co.	23,590	1,703,198
		4,825,959
Ground Transportation (2.13%)
RXO, Inc.(a)	154,255	2,946,270
Saia, Inc.(a)	6,500	2,271,295
Union Pacific Corp.	7,170	1,693,841
		6,911,406
Machinery (0.94%)
Crane Co.	20,000	3,063,600

Professional Services (1.06%)
Booz Allen Hamilton Holding Corp.	21,150	2,211,867
First Advantage Corp.(a)	87,085	1,227,028
		3,438,895
Trading Companies & Distributors (1.66%)
SiteOne Landscape Supply, Inc.(a)	28,040	3,405,177
Transcat, Inc.(a)	15,893	1,183,234
Xometry, Inc., Class A(a)	31,741	790,986
		5,379,397
INFORMATION TECHNOLOGY (26.69%)
Electronic Equipment, Instruments & Components (1.24%)
Novanta, Inc.(a)	4,177	534,113
PAR Technology Corp.(a)	4,261	261,370
Teledyne Technologies, Inc.(a)	6,500	3,235,115
		4,030,598
IT Services (1.19%)
GoDaddy, Inc.(a)	15,500	2,792,170
MongoDB, Inc.(a)	6,070	1,064,678
		3,856,848
Semiconductors & Semiconductor Equipment (7.35%)
Broadcom Inc.	16,310	2,730,783
Camtek, Ltd./Israel	710	41,627
Impinj, Inc.(a)	13,868	1,257,828
Lam Research Corp.	16,820	1,222,814
Monolithic Power Systems, Inc.	3,350	1,942,933
NVIDIA Corp.	99,110	10,741,542

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Onto Innovation, Inc.(a)	13,500	$1,638,090
Semtech Corp.(a)	27,033	929,935
SiTime Corp.(a)	10,479	1,601,925
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	10,780	1,789,480
		23,896,957
Software (13.33%)
Agilysys, Inc.(a)	29,524	2,141,671
Check Point Software Technologies, Ltd.(a)	10,140	2,311,109
CyberArk Software, Ltd.(a)	7,500	2,535,000
Datadog, Inc., Class A(a)	18,500	1,835,385
Descartes Systems Group, Inc.(a)	30,000	3,024,900
Dynatrace, Inc.(a)	60,000	2,829,000
Guidewire Software, Inc.(a)	14,500	2,716,720
Microsoft Corp.	23,060	8,656,493
nCino, Inc.(a)	39,100	1,074,077
Oracle Corp.	12,780	1,786,772
PROS Holdings, Inc.(a)	55,419	1,054,623
Salesforce, Inc.	9,583	2,571,694
ServiceNow, Inc.(a)	3,776	3,006,225
Sprout Social, Inc.(a)	21,203	466,254
SPS Commerce, Inc.(a)	43,276	5,744,023
Vertex, Inc., Class A(a)	45,017	1,576,045
		43,329,991
Technology Hardware, Storage & Peripherals (3.58%)
Apple, Inc.	41,462	9,209,954
Pure Storage, Inc.(a)	55,000	2,434,850
		11,644,804
MATERIALS (0.91%)
Containers & Packaging (0.91%)
AptarGroup, Inc.	20,000	2,967,600

REAL ESTATE (1.99%)
Real Estate Management & Development (1.99%)
FirstService Corp.	38,895	6,454,625

TOTAL COMMON STOCKS
(COST OF $268,031,084)		314,368,784

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2025	11

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2025 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENTS (3.30%)
MONEY MARKET FUND (3.30%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.29%(c)
(COST OF $10,729,021)	10,729,021	$10,729,021

TOTAL INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED

TOTAL SHORT TERM INVESTMENTS
(COST OF $10,729,021)		10,729,021

TOTAL INVESTMENTS (100.03%)
(COST OF $278,760,105)		325,097,805

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.03%)		(81,416)

NET ASSETS (100.00%)		$325,016,389

NET ASSET VALUE PER SHARE
(61,552,003 SHARES OUTSTANDING)		$5.28

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Rate reflects seven-day effective yield on March 31, 2025.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. ALPS Advisors, Inc. (the "Advisor") is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated the Advisor as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2025, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

First Quarter Report (Unaudited) | March 31, 2025	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The Fund did not have any securities on loan as of March 31, 2025.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2025:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$314,368,784	$–	$–	$314,368,784
Short Term Investments	10,729,021	–	–	10,729,021
Total	$325,097,805	$–	$–	$325,097,805

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2025	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2025 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

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Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

March 31, 2025 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2025	17

ALL-STAR FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

Annual Certifications — As required, on September 12, 2024, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL-STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG LISTED NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.